Exhibit 99.1
A PASSION TO SERVE TM Bear Stearns 14th Annual Retail, Restaurants & Consumer Conference New York City - March 6, 2008 Nasdaq: CHUX

The information included in this presentation and statements made by or on behalf of the Company relating hereto may be deemed to constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties, including the risks described in the Company's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by us that our objectives, plans and projected results of operations will be achieved and the Company's actual results could differ materially from such forward-looking statements. The Company does not undertake any obligation to publicly release any revisions to the forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. SAFE HARBOR STATEMENT

Important Information O'Charley's Inc. plans to file with the SEC and furnish to its shareholders a Proxy Statement in connection with its 2008 Annual Meeting of Shareholders, and advises its shareholders to read such Proxy Statement when it becomes available, because it will contain important information. Shareholders may obtain a free copy of the Proxy Statement and other documents (when available) that the Company files with the SEC at the SEC's website at www.sec.gov. In addition, documents filed with the SEC by the Company will be available free of charge on the "Investor Relations" portion of the Company's website at www.ocharleysinc.com. Certain Information Regarding Participants In The Solicitation O'Charley's Inc. and its directors are, and certain of its officers and employees may be deemed to be, participants in the solicitation of proxies from O'Charley's Inc.'s shareholders with respect to the matters considered at the Company's 2008 Annual Meeting of Shareholders. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and its definitive proxy statement dated April 19, 2007, each of which has been filed with the SEC. To the extent holdings of the Company's securities have changed from the amounts included in the definitive proxy statement dated April 19, 2007, such changes have been reflected on Forms 4 and 5 filed with the SEC and will be reflected in the definitive proxy statement for the 2008 Annual Meeting of Shareholders, which all Company shareholders are encouraged to read. The Company's SEC filings may be obtained on the "Investor Relations" portion of the Company's website at www.ocharleysinc.com or from the SEC's website at www.sec.gov.

COMPANY OVERVIEW

PORTFOLIO OF PROVEN CONCEPTS Fiscal Year Ended 12/30/07 Restaurant Count 240 115 10 Average Check* $ 12.65 $ 14.64 $ 44.62 Weekly Sales* $51,100 $52,600 $76,900 Alcohol % 8.0% 18.0% 22.8% To Go % 6.4% 9.7% N/A Same-Store Sales % Growth* (2.3)% 0.9% (1.3)% * Figures exclude 11 franchised and joint venture restaurants

STORE PRESENCE IN GROWING MARKETS 240 total O'Charley's in the Southeast and Midwest Franchised Store Joint Venture Franchise MS AL KY AR LA GA TN MO FL OH IN WV VA NC SC MI IL WI IA PA

O'Charley's guest profile 67% of guests come from four targeted demographic groups Median household income in the targeted groups is between $72K and $90K Like most casual dining concepts, our guests have been impacted by housing/mortgage issues, and high food and energy prices. We are targeting a less price sensitive guest base We're phasing out Kids Eat Free at O'Charley's and reducing coupon usage, while introducing new, more flavorful and unique menu items, and enhancing service GUEST DEMOGRAPHICS

STORE PRESENCE IN GROWING MARKETS 115 Ninety Nine Restaurants ME NH MA VT CT RI NY PA NJ

Ninety Nine guest profile 67% of guests from six targeted demographic groups Majority have incomes in $50K-$74K range Most own homes - average value between $200K-$499K GUEST DEMOGRAPHICS

10 locations in the Southeast and Midwest MS AL KY AR LA GA TN MO FL OH IN WV VA NC SC MI IL WI IA IN

SUCCESS OF TRANSITION EFFORTS

Build a Winning Team Improve Box Economics Enhance Guest Satisfaction Improve Operating Margins Re-brandings Drive Profitable Sales New Prototypes OUR ENTERPRISE-WIDE STRATEGIC INITIATIVES Supply Chain Management

Sold commissary / outsourced manufacturing and distribution Repurchased approximately 8% of shares outstanding ($20 million increase in share repurchase authorization approved after year-end) Initiated quarterly $0.06 dividend Fine-tuned "Project RevO'lution" and "Dressed to the Nines," our re-branding initiatives at O'Charley's and Ninety Nine and implemented aggressive rollout strategy for 2008 Continued to strengthen the management team 2007: MAJOR ACCOMPLISHMENTS IN A DIFFICULT YEAR

NEW MANAGEMENT TEAM IN PLACE Executive Title Joined Experience Larry Hyatt Chief Financial Officer November 2004 Cole National; PSINet; HMS Host; Sodexho Marriott Jeff Warne Concept President - O'Charley's February 2006 Carlson Companies (TGI Friday's, PickUp Stix) Larry Taylor Chief Supply Chain Officer May 2006 Carlson Companies; Taco Bell; Burger King Dr. Steve McMillan Vice President of Training and Human Resource Development May 2006 Hillenbrand Industries Leon De Wet Chief Information Officer September 2006 Brinker International Michael K. Ellis Chief Development Officer May 2007 BP Products North America; Darden; Burger King; Carlson Companies Stephen Bulgarelli Vice President of Culinary Development - O'Charley's Concept May 2007 Carlson Companies J. Harold "Jay" Allen Vice President of Design & Construction September 2007 Forrester Construction; HMS Host; Marriott; Sodexho Marriott Jeffrey Campbell Vice President of Human Resources - O'Charley's Concept January 2008 Morton's; Logan's Roadhouse; Darden

DRIVE PROFITABLE SALES Scale back coupons, price promotions and Kids Eat Free Implemented an analytical approach to menu design and development Limited time offers that focus on unique and flavorful food offerings at attractive prices Expand Curbside To Go service

Distribution of Average Check at O'Charley's - 2005 vs. 2007 21% 19% 6% 18% 11% 22% $12-$14 23% 21% < $6 $8-$10 $10-$12 > $17 8% 12% $14-$17 12% 9% 8% 11% $6-$8 2005 2007

Implemented processes to reduce food, beverage and supply costs Focus on management and team member productivity and efficiency Continually explore additional opportunities for efficiencies / cost savings Consolidated benefits plans to better control costs IMPROVE OPERATING MARGINS

SUPPLY CHAIN ACTIONS Sold Commissary facility Closed manufacturing operations in Woburn, MA Outsourced meat and poultry processing and salad dressing and frozen dough manufacturing Outsourced Nashville, TN distribution to PFG Expect reduction in annual operating costs of $0.08-$0.10 per diluted share Cash proceeds exceeded $22 million Continue to consider alternatives for Bellingham, MA distribution center

Dual-pronged approach: "Re-brandings" for a more distinctive look at existing restaurants New prototypes with greater curb appeal and attractive interiors IMPROVE BOX ECONOMICS

RE-BRANDING Project "RevO'lution" at O'Charley's Project "Dressed to the Nines" at Ninety Nine Best practices in terms of brand imaging, building design and layout, product quality, labor / product efficiencies, etc. Remodels / retrofits for existing restaurants For 2008: Approximately 70 'Project RevO'lution' re-brandings to be completed Approximately 40 'Project Dressed to the Nines' re-brandings to be completed Re-branding initiatives in both restaurant concepts to be substantially completed by the end of 2009

Capital investment of approximately $300k per restaurant New restaurants show sales increases in mid-to-high single digits vs. control group Profit pass-through of incremental sales approximately 40% Cash-on-cash return of between 20%-25% One-time pre-opening, advertising & accelerated depreciation charges of approximately $60k per restaurant RE-BRANDING ECONOMICS: HOW THE MODEL WORKS

To date, results have met or exceeded our financial criteria 13 Project "RevO'lution" restaurants in Indianapolis, IN had increases in same store sales in Q4 '07 while the rest of the concept was down 4.5% 31 Project "Dressed to the Nines" restaurants completed in 2007 had increases in same store sales in Q4 '07 while the rest of the concept was down 4.8% RE-BRANDING RESULTS

New prototypes are more efficient and have smaller footprint with same number of seats New color schemes, interior design and signage New back of house design and technology improves food quality and speed of service "Best Practices" utilized from Projects "RevO'lution" and "Dressed to the Nines" NEW PROTOTYPES

The New The Old

The New The Old

ENHANCING GUEST SATISFACTION TO INCREASE FREQUENCY OF VISITS A Passion to Serve (tm) implemented system-wide Improved employee screening, training and development Operational changes to improve guest experience Holding ourselves to higher standards by measuring guest satisfaction

IMPROVING FINANCIAL PERFORMANCE AND SHAREHOLDER RETURNS

2007 HIGHLIGHTS Net earnings of $0.31 vs. $0.80 Adjusted earnings per share* increased to $0.96 from $0.82 Average check increased at all three concepts Ninety Nine achieved positive same store sales growth for 2007 Same store sales negatively impacted at O'Charley's due in part to reduction in availability of Kids Eat Free promotion * Adjusted earnings per share is a non-GAAP financial measure. A reconciliation to the appropriate GAAP financial measure was presented in the Company's press release of February 7, 2008, which is available on the company's website at www.ocharleysinc.com

RESTAURANT LEVEL MARGIN (1) (as percentage of restaurant sales) Restaurant Level Margin is a non-GAAP financial measure derived from GAAP financial measures. Specifically, it is calculated by subtracting the cost of food and beverage, payroll and benefits and restaurant operating costs from restaurant sales. Includes impact of 53rd week, which the Company believes increased restaurant margin by 110 bps 18.7% 17.4% Q1 '05 '06 '07 18.6% 17.6% Q2 '05 '06 '07 16.8% 17.6% 16.1% Q3 '05 '06 '07 14.3% 17.2% 19.3% (2) Q4 '05 '06 '07 16.0% 16.1%

RECENT MARGIN PERFORMANCE 34.2% 34.6% Food & Beverage (Annual costs as a percentage of restaurant sales) Payroll & Benefits Restaurant Operating '05 '06 '07 33.6% 19.1% 18.7% 19.0% 29.3% 30.1% 29.8% '05 '06 '07 '05 '06 '07

STRATEGIC GROWTH PLAN TO DRIVE LONG-TERM VALUE 2008-2011

We plan to enhance long-term shareholder value by focusing on the following: Substantially completing the re-branding initiatives by end of '09 Increasing the recent modest pace of new restaurant development, with a focus on building out the O'Charley's brand Positioning our brands as the preferred causal dining alternative for our guests Maintaining focus on cost reductions and operating efficiencies STRATEGIC GROWTH PLAN

PLANNED NEW RESTAURANT DEVELOPMENT 2008 2009 2010 2011 3-5 8-10 10-15 15-20 2-4 3-5 3-5 3-5 1-2 2-4 3-5 3-5 Total Restaurants 6-11 13-19 16-25 21-30 Re-branding Projects 100-110 110-120 20-30 Capital Spend $65M-$75M $80M-$90M $65M-$75M $65M-$75M

CAGR Total Revenues 6 - 9% Restaurant Margin 8 - 11% Income from Operations 35 - 40% EPS 40 - 50% ESTIMATED 2007-2011 CAGR

Stock buy back Board of Directors recently approved additional $20 million authorization resulting in current $40 million Repurchases in excess of $40 million would violate bond covenants Refinancing debt in current market environment could be difficult and expensive Sale / leaseback Company owns 100 properties Estimated tax liability on gain would exceed $1.00 per share Sale proceeds need to be reinvested in business or offered to bond holders ALTERNATIVES CONSIDERED

Projected net earnings per diluted share of between $0.30 and $0.40 Projected results include anticipated charges of between $0.45 and $0.50 per diluted share related to roll out of "Project RevO'lution" and "Project Dressed to the Nines" and continued introduction of new kitchen display systems Projected results are based upon assumption of flat or declining same store sales The Company's guidance for 2008 does not reflect any impact for charges or expenses arising from decisions the Company may make as part of its transition efforts or proxy-related matters GUIDANCE - FYE 12/28/08

Experienced, tested management team and board focused on profitability and shareholder value Expansion of successful re-branding program being accelerated Controlled strategic growth plan being implemented Dividend and increased stock repurchase program in place Turnaround efforts gaining traction INVESTMENT CONSIDERATIONS

A PASSION TO SERVE TM Bear Stearns 14th Annual Retail, Restaurants & Consumer Conference New York City - March 6, 2008 Nasdaq: CHUX